SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              JULY 6, 1999
                                                           ------------------



                           BERRY PLASTICS CORPORATION
            (Exact name of registrant as specified in its charter)

        DELAWARE                    33-75706-02                  33-1818706
     (State or Other         (Commission File Number)         (I.R.S. Employer
      Jurisdiction                                           Identification No.)
    of Incorporation)



                                101 OAKLEY STREET
                            EVANSVILLE, INDIANA 47710
                         (Address of principal executive
                           offices including Zip Code)



                                   (812) 424-2904
                        (Registrant's telephone number,
                              including area code)



                                      N.A.
                (Former name or former address, if changed since
                                  last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

                  On July 6, 1999, Berry Plastics Corporation ("Berry
            Plastics"), a Delaware corporation and wholly-owned subsidiary of BPC Holding Corporation (the "Registrant"), acquired all of the outstanding capital stock of CPI Holding Corporation, a Delaware corporation ("CPI"). CPI is the parent company of Cardinal Packaging, Inc., an Ohio corporation ("Cardinal"). Pursuant to the terms of the Stock Purchase Agreement dated June 18, 1999 (the "Agreement"), among Berry Plastics, CPI, Cardinal and the Shareholders of CPI, the aggregate purchase price paid, including amounts required to pay indebtedness, was $69.5 million, subject to adjustments. A copy of the Agreement is filed as Exhibit 2.1 hereto, and such document is hereby incorporated by reference herein.

                  Pursuant to the Escrow Agreement dated July 6, 1999 (the
            "Escrow Agreement"), among Berry Plastics, CPI, Cardinal, Key Equity Capital Corporation, the seller of a controlling share of the stock of CPI ("KECC"), and Old National Trust Company, $500,000 in cash is being held in escrow for a two-year period to satisfy certain indemnification obligations. At the end of the two-year period, the remaining balance, if any, will be paid to KECC. A copy of the Escrow Agreement is filed as Exhibit 99.1 hereto, and such document is hereby incorporated by reference herein.

                  Berry Plastics issued $75,000,000 of Senior Subordinated Notes in a private placement to finance the purchase. The Notes were offered in a private placement to qualified institutional buyers in the United States pursuant to Rule 144A and to certain non-United States persons in reliance on Regulation S under the Securities Act of 1933. No registration statement relating to the Notes has been filed with the Securities and Exchange Commission, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from such requirements, under Rule 144A or otherwise.

                  The property, plant and equipment acquired has been and will continue to be used primarily for the manufacture of plastic products, including injection-molded frozen dessert containers and lids.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) and (b) The financial statements and pro forma financial information that are required to be included herein are not so included, and such statements and information shall be filed not later than September 20, 1999.

            (c)         Exhibits

                        EXHIBIT NO.                                    REFERENCE

                        2.1   Stock Purchase Agreement dated      Filed herewith
                              June 18, 1999 among the
                              Registrant, CPI, Cardinal and
                              the Shareholders of CPI

                        99.1 Escrow Agreement dated July 6, 1999 Filed herewith among the Registrant, CPI, Cardinal,
                              KECC and Old National Trust Company

                                   SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BERRY PLASTICS CORPORATION
                                             (Registrant)

Dated  July 20, 1999                         By:  /s/ James M. Kratochvil
                                                  ------------------------------
                                                  Name:  James M. Kratochvil
                                                  Title: Executive Vice
                                                         President, Chief
                                                         Financial Officer,
                                                         Treasurer and Secretary

                                  EXHIBIT INDEX
EXHIBIT NO.                        DESCRIPTION

            2.1 Stock Purchase Agreement dated June 18, 1999, among the Registrant, CPI, Cardinal and the Shareholders of CPI

           99.1    Escrow Agreement dated July 6, 1999, among the
                   Registrant, CPI, Cardinal, KECC and Old National
                   Trust Company